UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2010

FIRSTFED FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Barranca Parkway, Suite 250 Irvine, California	92604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 262-3229

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 28, 2010, the Board of Directors of FirstFed Financial Corp. (the “Company”) appointed Brian E. Argrett as Chief Executive Officer of the Company. During his service as Chief Executive Officer, Mr. Argrett will be paid a salary of $10,000 per month.

Mr. Argrett, age 47, has served as a member of the Board of Directors of the Company since 2006 and as Chairman of the Board since December 2009. Mr. Argrett is the President and Chief Executive Officer of Fulcrum Capital Group, LLC, a private equity firm specializing in buyouts, expansion financing, recapitalizations, and growth through internal and/or external initiatives. Prior to joining Fulcrum Capital Group in 1992, Mr. Argrett spent three years as a transactional attorney with the law firm of Pircher, Nichols & Meeks in Los Angeles.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTFED FINANCIAL CORP.
(Registrant)

June 30, 2010	By:	/S/ BRIAN E. ARGRETT
Brian E. Argrett
Chief Executive Officer